Item G.1.b.iv The European Equity Fund, Inc. (the “Fund”)

Based on a review of reports filed by the Fund’s directors and executive officers, the investment advisor, officers and directors of the investment advisor, affiliated persons of the investment advisor and beneficial holders of 10% or more of the Fund’s outstanding shares, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Securities and Exchange Act of 1934 for the fiscal year ended December 31, 2024 were timely, except that Bernhard Koepp filed a Form 4 late, and Rich Kircher filed a Form 3 late. Mr. Koepp’s filing related to transactions in the Fund while Mr. Kircher’s filing related solely to his designation as a Reporting Person and did not relate to any transactions in the Fund. Messrs. Koepp and Kircher each has since corrected his omission by making the necessary filing.